                                 SEFTON FUNDS

                                 ANNUAL REPORT

                   For the Fiscal Year Ended March 31, 1997

                         [PHOTO OF SHIP APPEARS HERE]

Fund Philosophy

U.S. Government Fund

The Sefton U.S. Government Fund's investment objective is to provide investors with as high a level of current income as is consistent with preservation of capital. The fund pursues this objective in a consistently prudent and diverse manner. The fund is an intermediate-term bond fund and will have an average weighted maturity between 5 and 10 years. At all times the fund will have a minimum of 65% of its assets in U.S. government or U.S. government agency securities.

California Tax-Free Fund

The Sefton California Tax-Free Fund's investment objective is to provide investors with as high a level of current income, exempt from both federal and California state personal income taxes, as is consistent with the preservation of capital. The fund will have an average weighted maturity of 10 or more years. The fund generally will not purchase bond issues subject to the alternative minimum tax.

Equity Value Fund

The Sefton Equity Value Fund's objective is to provide investors with long-term capital appreciation. The fund pursues this objective by investing primarily in common stocks of both domestic and foreign companies. The fund may invest in large, well-established companies and smaller companies with market capitalization exceeding $50 million. Income generation is a secondary consideration for the fund. However, the fund may purchase dividend-paying stocks of particular issuers when the issuer's dividend record may, in the Adviser's opinion, have a favorable influence on the market value of the securities.

Contents

Letter from the Chairman   1
General Economic & Investment Market Outlook  3
Sefton U.S. Government Fund & California Tax-Free Fund   5
 Interview with Fund Manager - U.S. Government Fund  5
 U.S. Government Fund Highlights & Portfolio Performance   7
 Interview with Fund Manager - California Tax-Free Fund  9
 California Tax-Free Fund Highlights & Portfolio Performance   10
Sefton Equity Value Fund  12
 Interview with Fund Manager - Equity Value Fund  13
 Equity Value Fund Highlights & Portfolio Performance   15
Definitions of Common Terms   17
Financial Statements
 U.S. Government Fund   20
 California Tax-Free Fund   26
 Equity Value Fund   33
Notes to Financial Statements   39
Report of Independant Accountants   43

[PHOTO OF HARLEY K. SEFTON APPEARS HERE]

Harley K. Sefton
Chairman, Sefton Funds Trust
President and Chief Executive Officer,
Sefton Capital Management

Prior to founding Sefton Capital Management, Mr. Sefton was President of First Interstate Capital Management, Inc. (formerly San Diego Financial Capital Management, Inc., a wholly owned subsidiary of San Diego Trust & Savings Bank). There he was instrumental in creating the Pacifica Family of Mutual Funds, which achieved $1.2 billion in assets under management. Mr. Sefton also was associated with San Diego Trust & Savings Bank for almost 20 years, where he most recently served as Vice Chairman of the Board and Executive Vice President/Division Manager of Financial Services. Mr. Sefton received his B.A. in history from the University of San Diego.

CHAIRMAN'S MESSAGE


Dear Shareholder:

Enclosed is the report of the Sefton Funds for the fiscal year ended March 31, 1997. With another solid year behind us, we have much in the way of good news to report to you.

At a meeting held on October 15, 1996, the Board of Trustees of the Sefton Funds approved the appointment of BISYS Fund Services, Inc. in Columbus, Ohio, as successor Administrator and Distributor to ALPS Mutual Funds Services, Inc. We are very pleased with this new relationship which will provide shareholders superior service, expanded capabilities and lower fees. In addition to this change, the minimum initial investment in any Sefton Fund was reduced to $2,000 with subsequent investments reduced to $50, making it easier for investors to buy shares.

We are happy to report that the Sefton Funds continue to perform well. A separate review of each fund can be found in the pages following, which detail the performance results along with interviews with the fund managers. Fund assets have increased nearly 50% this past year, to over $150,000,000. We welcome all the new shareholders who have joined us. We will continue to work hard to validate the trust you have placed in us.

Our Equity Value Fund has been successful in delivering return to shareholders through a value orientation focusing primarily on large and mid-sized companies. It is therefore with great pleasure that we announce our newest fund, the Sefton Small Company Value Fund/1/, which will be available by the beginning of July, 1997. This new fund/1/ will focus primarily on small companies that have been overlooked, neglected or misunderstood (and hence, undervalued) by the vast majority of investors.

On behalf of the Sefton Funds team, we appreciate your support and trust and look forward to helping you achieve your financial goals.

Sincerely,

/s/ Harley K. Sefton

Harley K. Sefton
Chairman



/1/ Information related to the Small Company Value Fund is subject to completion or amendment. A registration statement related to the securities for the fund has been filed with the SEC. The securities for the fund may not be sold, nor may offers to buy be accepted prior to the time the registration statement becomes effective. This communication shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any state.


This report, including the financial statements herein, is transmitted to the shareholders of the Sefton Funds for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the funds or any securities mentioned in this report.

GENERAL ECONOMIC & INVESTMENT
MARKET OUTLOOK

Economic data released over the last several months reveals a surprisingly strong economy, fueled by rising employment and consumer spending. The economy appears to be growing above its perceived sustainable rate of growth. This view was confirmed by the Federal Reserve, which raised its benchmark federal funds rate by 1/4 of a percent in March, 1997. While growth, per se, is viewed as a positive, inflation is not. Increases in wages and the core Producer Price Index are receiving greater emphasis than lower oil and gold prices. Investors are concerned that the benign inflationary environment of the last several years could be in jeopardy. We expect that investors will be focusing more attention on economic data to detect the presence or absence of inflation.

The stock market responded negatively to the strong first-quarter economic news, with the S&P 500 Stock Index declining nearly 7% during the last three weeks of March, 1997. However, the conditions which have propelled the most recent leg of this bull market, which began in 1990, remain in place. There is moderate growth in the economy, low inflation, relatively low interest rates, low unemployment, increasing productivity, strong corporate profits, and favorable demand for equities. Beyond this, there is a continuous stream of money flowing into the market from mutual funds and from companies buying back their own shares. The flow into mutual funds has been fueled by a steady increase in contributions to 401(k) programs as "baby boomers" boost their savings for retirement.

Going forward, several forces which are already in place should continue to propel the market forward. The first of these is globalization, which is providing a lot more consumers for many U.S. companies' products. Presently, more than one-quarter of the S&P 500 company earnings come from international sources and this number is growing. With modest economic growth in the U.S., companies have aggressively developed their export businesses to capture growth abroad. Technology enhancements are another significant force, creating many new jobs in our economy and leading to sizable increases in productivity. Another significant trend is the demographic change that is taking place in our economy. The "baby boomers" have passed through their primary consumption phase, saving more and spending less on big-ticket items. This trend is keeping economic growth modest and inflation and interest rates low. It is also lifting demand for equity securities.

Despite the recent tightening by the Federal Reserve, interest rates are still at relatively low levels and should remain at or near current levels. While we expect economic growth to slow as 1997 progresses, there is little to suggest that a recession will arrive anytime soon, as much of the cyclicality has been removed from the economy. For example, we don't have the inventory corrections experienced in previous economic cycles as a result of new computerized inventory management systems. In addition, services have become a larger portion of our economy and they are not as cyclical as the goods-producing sector. Moreover, inflation should remain in check. The fact that during this economic upturn, now in its seventh year, we have had no accel-eration in inflation is an unprecedented event. In fact, inflation has actually declined during this period (1990-1996). This is a byproduct of the aforementioned trends toward globalization, technological enhancement and demographic changes.

In summary, we expect the economy to remain strong through the second quarter, consistent with a favorable employment outlook. However, the economy should slow by mid-summer. Recent increases in interest rates, tighter bank credit, and a reversal of the temporary benefits from the excess economic activity generated by a mild winter should temper economic growth as the year progresses.

SEFTON U.S. GOVERNMENT FUND AND SEFTON
CALIFORNIA TAX-FREE FUND

[PHOTO OF TED J. PIORKOWSKI APPEARS HERE]

Ted J. Piorkowski, C.F.A.
Vice President and Fund Manager
(U.S. Government & California Tax-Free Fund)

Joining Sefton Capital Management at its inception, Mr. Piorkowski was previously with First Interstate Capital Management, Inc. (formerly San Diego Financial Capital Management, Inc., a wholly owned subsidiary of San Diego Trust & Savings Bank) as Vice President and Portfolio Manager for six years. Mr. Piorkowski functioned as a fixed-income Portfolio Manager for the Pacifica Mutual Funds, managing $350 million in assets. His responsibilities also included independent credit analysis and review, short-term liquidity management and individual issue management. He was also associated with San Diego Trust & Savings Bank as an Accounting Officer in the Comptroller's office for two years. Mr. Piorkowski received his B.S. in finance and an M.B.A. from San Diego State University. He received his Chartered Financial Analyst designation in 1991 and is a member of the Financial Analysts Society of San Diego.

SEFTON U.S. GOVERNMENT FUND
An Interview with Ted Piorkowski, Fund Manager

Q: How did the Sefton U.S. Government Fund perform?

A: For the fiscal year ended March 31, 1997, the Sefton U.S. Government Fund posted a total return of 3.31%. This compares with a total return of 3.71% for the average fund in the Morningstar U.S. Government Bond General universe. During the first quarter of 1997, the total return was -1.08%, compared with -0.58% for the average fund in the Morningstar U.S. Government Bond General Universe. The slight underperformance relative to the fund's peer group is attributable to the fund having a longer than average maturity bias during most of the past twelve months, during which time interest rates were rising.

Q. Ted, can you describe your approach to investing the Fund's assets?

A: Our fundamental approach to investing the fund's assets places heavy emphasis on horizon analysis, which provides a framework for consideration of the sensitivity of a selected bond to varying interest rate situations. Horizon analysis enables us to better assess the performance of a bond, as well as the entire fund, in a variety of economic and interest rate environments. Horizon analysis applications utilize both historic and expected interest rate scenarios. We assign probabilities to differing interest rate scenarios in order to develop weighted average expected horizon analysis returns.

Q. How do you manage risk in the Fund?

A: We give careful consideration to the various types of risk that fixed-income investors encounter. These risks include interest rate risk, reinvestment rate risk, call risk, default risk, liquidity risk and volatility risk. Total return scenarios are weighed against these inherent risks. We then utilize quantitative and qualitative measures to determine whether adequate compensation is earned for any given set of risk characteristics.

Q. How do you develop your opinions on future directions of interest rates?

A: Inherent in any bond purchase is an interest rate outlook. We develop our interest rate outlook using fundamental economic, technical and market-based sources of information. While forecasting interest rates is a dicey proposition at best, we develop an informed, professional opinion about the direction of relevant interest rates and structure the fund accordingly. It is our policy to position the fund relative to a defined neutral position, taking into account our directional outlook for interest rates. The fund will be either long, short or equal to the defined neutral position.

Q: What is your current interest rate outlook?

A: We currently believe that the likelihood of rising rates exceeds the likelihood of lower rates over the next few quarters. Consequently, the fund is currently positioned in a defensive manner, as reflected in the fund's average maturity positioning of 5.2 years. The Federal Reserve has recently raised short-term interest rates and expressed a bias towards further tightening, dependent upon continued economic strength and potential inflationary pressures. Given the Fed's current monetary policy bias, we feel caution is warranted, especially over the near term.

Q: How is the Fund currently structured?

A: The fund currently has an average maturity of 5.2 years. We consider this a short average maturity position. This positioning is due to our near-term negative bias concerning the interest rate environment. Relative to broad fixed-income indices, our sector selection favors treasury/agency issues over corporate bonds. We have a market weighting in the mortgage sector.

SEFTON U.S. GOVERNMENT FUND
HIGHLIGHTS AS OF MARCH 31, 1997*

Net Assets: $30,062,076


Sector Diversification
----------------------
[PIE CHART APPEARS HERE]
Corporate                                              5%

Treasury                                              57%

Agency                                                16%

Mortgage                                              22%




Significant Holdings
--------------------
U.S. Treasury Note
7.50%, Due 5/15/2002                                10.4%

U.S. Treasury Note
6.25%, Due 2/15/2003                                 9.2%

FNMA
6.50%, Due 6/01/2016                                 6.3%

FHLMC
8.53%, Due 2/02/2005                                 3.0%

* The composition of the Fund's holdings is subject to change.


SEFTON U.S. GOVERNMENT FUND
PORTFOLIO PERFORMANCE**

[BAR GRAPH APPEARS HERE]

                                                 Stefton U.S.           Morningstar
                                                 Government             U.S. Gov't
                                                 Fund                   Fund Average

Three Months                                       -1.08%                  -0.58%

One Year                                            3.31%                   3.71%

Annualized Since Inception (4/3/95)                 6.16%                   6.08%

** Performance data quoted represents past performance and is not indicative of future results.

Results of a hypothetical $10,000 investment in the Sefton U.S. Government Fund, the Morningstar U.S. Government Fund Average/7/ and the Lehman Brothers Government Bond Index/8/
(Fund inception date: April 3, 1995)

[PLOT GRAPH APPEARS HERE]

                                                Morningstar Gov't Bond Fund             Lehman Bros. Gov't
                Sefton U.S. Gov't Fund          Average                                 Bond Index
                Value on 3/31/97                Value on 3/31/97                        Value on 3/31/97
                $11,266                         $11,256                                 $11,520
 4/95           10,039.50                       10,000                                  10,000
 6/95           10,556.90                       10,482                                  10,620
 9/95           10,718.90                       10,650                                  10,807
12/95           11,107.60                       11,045                                  11,301
 3/96           10,905.50                       10,852                                  11,045
 6/96           10,916.80                       10,878                                  11,097
 9/96           11,056.10                       11,044                                  11,421
12/96           11,389.00                       11,321                                  11,614
 3/97           11,266.30                       11,256                                  11,520

Performance figures reflect the reinvestment of dividends, capital gains distributions, all fee waivers and expense reimbursements. Without the absorption of fee waivers and expense reimbursements, total return figures would have been lower. Performance data quoted represents past performance and is not indicative of future results. Share price, investment return, and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

/7/ The Morningstar U.S. Government Bond Fund Average is composed of 375 funds with an investment objective that seeks income by investing in a blend of mortgage-backed securities, and U.S. Treasury, and agency securities.

/8/ The Lehman Brothers Government Bond Index includes fixed-rate debt issues (all public obligations of the U.S. Treasury, all publicly issued debt of U.S. government agencies and quasi-federal corporations and corporate debt guaranteed by the U.S. government) rated investment grade or higher by Moody's Investors Service, Standard & Poor's Corporation or Fitch Investor's Service, in that order. An investor may not invest in this unmanaged index.

SEFTON CALIFORNIA TAX-FREE FUND
AN INTERVIEW WITH TED PIORKOWSKI, FUND MANAGER


Q: How did the Sefton California Tax-Free Fund perform?

A: For the fiscal year ended March 31, 1997, the Sefton California Tax-Free Fund had a total return of 5.69%. This compares favorably to the 4.96% total return for the average California tax-free fund in the Morningstar universe. During the first quarter of 1997, the total return for the fund was -0.44%, compared to -0.60% for the average California tax-free mutual fund.

Q: How is the fund currently structured?

A: The fund currently has an average maturity of 15.6 years. The fund reflects an "essential service" bias in its sector allocation. Presently, the fund's major sector allocations include education, water, transportation, and waste. Currently, 59% of the Fund's net assets are enhanced with municipal bond insurance.

Q: What are the major issues impacting California tax-free bonds for the remainder of 1997?

A: The most important issues impacting the California municipal bond market are the overall level of interest rates in the taxable bond market and the sustainability of the recovery taking place in the California economy.

The California economy continues to improve and provide an improving credit quality base for many bond issues. However, the market could be negatively impacted as Proposition 218 is implemented, interpreted, and clarified. Proposition 218, passed in November, 1996, places new restrictions on the ability of local governments and agencies to raise or levy property assessments or fees. Proposition 218 limits the financial flexibility of local governments and agencies and could put increased pressure on their creditworthiness. As a result, the fund will continue to emphasize essential service and insured issues.

SEFTON CALIFORNIA TAX-FREE FUND
HIGHLIGHTS AS OF MARCH 31, 1997*

Net Assets: $35,504,379

       [PIECHART APPEARS HERE]

       Sector Diversification
       ----------------------
Waste                                      10%
Water                                      15%
Certificates of
 Participation                              4%
Education                                  16%
Floaters/Cash                               5%
General Obligations                         9%
Health                                      7%
Housing                                     7%
Misc. Revenue Bonds                         7%
Power                                       4%
Prisons                                     3%
Transportation                             13%


         Significant Holdings
         --------------------
Rancho, California, Water District
Financing Authority
5.88%, Due 11/1/10                         5.9%

California Educational
Facilities-Pomona College
6.125%, Due 02/15/08                       5.1%

San Diego, California, Sales
Tax, Series A
5.00%, Due 04/01/07                        4.3%

San Jose-Santa Clara Water
District Financing
5.375%, Due 11/15/15                       4.1%

* The composition of the Fund's holdings is subject to change.


SEFTON CALIFORNIA TAX-FREE FUND
PORTFOLIO PERFORMANCE

       [BAR GRAPH APPEARS HERE]

                                                             Morningstar
                                                             California
                                      Sefton California      Municipal Bond
                                      Tax-Free Fund          Fund Average
Three Months                              -0.44%                 -0.60%

One Year                                   5.69%                  4.96%

Annualized Since
 Inception (4/3/95)                        6.17%                  6.08%


** Performance data quoted represents past performance and is not indicative of future results.

Results of a hypothetical $10,000 investment in the Sefton California Tax-Free Fund, the Morningstar Municipal Bond Fund Average/9/ and the Lehman Brothers Municipal Bond Index/10/
(Fund inception date: April 3, 1995)

[PLOT GRAPH APPEARS HERE]

                Sefton California               Morningstar California Municipal        Lehman Bros. Municipal
                Tax-Free Fund                   Bond Fund Average                       Bond Fund Index
                Value on 3/31/97                Value on 3/31/97                        Value on 3/31/97
                $11,268                         $11,252                                 $11,430
INCEPTION
 4/95               9,932.30                            10,000                                  10,000
 6/95              10,039.20                            10,182                                  10,241
 9/95              10,328.10                            10,430                                  10,536
12/95              10,751.30                            10,921                                  10,970
 3/96              10,660.80                            10,722                                  10,837
 6/96              10,756.30                            10,799                                  10,921
 9/96              11,021.80                            11,054                                  11,199
12/96              11,317.90                            11,320                                  11,457
 3/97              11,267.80                            11,252                                  11,430


Performance figures reflect the reinvestment of dividends, capital gains distributions, all fee waivers and expense reimbursements. Without the absorption of fee waivers and expense reimbursements, total return figures would have been lower. Performance data quoted represents past performance and is not indicative of future results. Share price, investment return, and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

/9/ The Morningstar California Municipal Bond Fund Average is composed of 172 funds with an investment objective that seeks to invest their assets in municipal debt issues which are exempt from taxation in California.

/10/ The Lehman Brothers Municipal Bond Index is a total return performance benchmark for the long-term, investment-grade tax-exempt bond market. Returns and attributes for the index are calculated semi-monthly using approximately 25,000 municipal bonds. An investor may not invest in this unmanaged index.

Sefton Equity Value Fund


Thomas C. Bowden, C.F.A.
Vice President and Fund Manager
(Equity Value Fund)
Mr. Bowden joined Sefton Capital Management in February, 1995 after serving as Vice President and Portfolio Manager (Equity) with First Interstate Capital Management, Inc. (formerly San Diego Financial Capital Management, Inc., a wholly owned subsidiary of San Diego Trust & Savings Bank) for nine years. During that time, he worked in the areas of equity analysis, trading and portfolio management. In addition, Mr. Bowden was Co-Manager of the Pacifica Equity Value and Pacifica Balanced Mutual Funds, managing over $250 million in assets. During his tenure, he was involved in account management for individuals, corporations and foundations. Previously, Mr. Bowden was a Commercial Loan Officer with Bank of America for two years. He received his B.S. in finance and business economics from the University of Southern California and an M.B.A. from the University of Chicago. He received his Chartered Financial Analyst designation in 1989. Mr. Bowden is also a member of the Financial Analysts Society of San Diego.

                   [PHOTO OF THOMAS C. BOWDEN APPEARS HERE]
                        Vice President and Fund Manager
                        of the Sefton Equity Value Fund



Leif O. Sanchez, C.F.A.
Vice President and Fund Manager
(Equity Value Fund)
Mr. Sanchez established the equity department at Sefton Capital Management, Inc. in February, 1995 after ten years as Vice President and Portfolio Manager with First Interstate Capital Management, Inc. (formerly San Diego Financial Capital Management, Inc., a wholly owned subsidiary of San Diego Trust & Savings Bank). During that time, he worked in the areas of equity analysis, trading and portfolio management. Most recently, he was Co-Manager of the Pacifica Equity Value and Pacifica Balanced Mutual Funds, managing over $250 million in assets. He was also involved in the management of accounts for individuals, corporations and foundations. Mr. Sanchez received a B.A. in engineering from Harvard University and obtained his Chartered Financial Analyst designation in 1989. Mr. Sanchez is also a member of the Financial Analysts Society of San Diego.




                    [PHOTO OF LEIF O. SANCHEZ APPEARS HERE]
                        Vice President and Fund Manager
                        of the Sefton Equity Value Fund

Sefton Equity Value Fund
An Interview with Thomas Bowden and Leif Sanchez, Fund Managers

Q. Tom and Leif, how has the Sefton Equity Value Fund performed?

A: For the fiscal year ended March 31, 1997, the Sefton Equity Value Fund posted a total return/2/ of 23.15%, compared to 11.15% for the average stock fund in the Morningstar Growth Fund universe. For the calendar year 1996, the Sefton Equity Value Fund posted a total return of 30.70%, compared to 19.68% for the average stock fund in the Morningstar Growth Fund universe.

Q. What were some of the stocks that contributed to the results over the past 12 months?

A: Top performers in the fund during the recent fiscal year included Suiza Foods (93%/3/, sold), Swift Energy Company (89%/3/, sold), SGS-Thomson
Microelectronics (71%/3/, sold), St. Mary Land & Exploration (66%/3/, sold), Seagate Technology Inc. (64%, 2.7%) and Living Centers of America (55%, 1.5%)/4/.

Q. Leif and Tom, how would you describe your approach to stock investing?

A: We are value investors, which means we look for situations where we believe the stock price of a company does not adequately reflect the positive fundamentals which the company possesses. If you've ever shopped for quality merchandise at a discount, you know that with some effort, you can often find a real bargain-good quality at a low price. In essence, that is the concept behind our value approach-seeking out those companies whose stock prices appear to be low in relation to the companies intrinsic worth or future earnings prospects.

Q. Can you describe for us your stock selection process?

A: We research the market to identify and select companies whose stocks may have been overlooked, neglected or misunderstood by most investors. Many of our selections include companies that are typically passed over by the majority of investors because they are involved in unglamorous, out-of-favor or mature industries. Oftentimes, stocks held in the fund have suffered a major price correction prior to our involvement with them.

We make use of several quantitative databases to screen for companies which possess favorable valuations, as measured by price/earnings (P/E), price/sales, price/cash flow and price/book value. However, this is only a starting point. Included among these "low-priced stocks" are stocks that are deservedly depressed in price and that have little chance of recovering in the near term. The trick is to avoid buying a stock at a P/E ratio of 10 when it's only worth ten times earnings. For this reason, we look for companies with improving financials that are both undervalued and possess some cata-



/2/ References to total return herein include reinvested dividends and capital gains paid.
/3/ Indicates increase in share price over period held by the fund.
/4/ The composition of the Fund's holdings is subject to change.

lyst which will unlock their potential within the next twelve months. Examples of typical catalysts include new management, the introduction of new products, cost-cutting initiatives or a cyclical surge in profitability. Other qualitative factors we look at are the quality and experience of a company's management team and whether they are committed to the interests of their shareholders.

Q. How do you manage risk in the fund?

A: One of the primary advantages of stock investing with a value approach is that it should help limit the overall downside risk of a stock portfolio. In other words, stocks that are relatively underpriced have less distance to fall in a market decline than stocks which are fully priced.

We seek a favorable balance between risk and reward by purchasing stocks which have good trading liquidity and maintaining diversification among industries and economic sectors. We do not purchase any companies with market capitalizations less than $50 million. Prudent diversification is maintained by limiting the percentage of any individual company's stock to no more than 5% of the fund's market value. In addition, no economic sector can exceed 20% of the total fund. Foreign stocks are held but will generally amount to less than 10% of invested assets.

Q. How do you determine when to sell a stock?

A: Regardless of whether a stock has gone up or down, it is sold out of the fund when the stock no longer appears to be undervalued relative to its peer group or the broad market. We may also sell a stock if an original catalyst for higher prices no longer seems plausible or imminent. As a final risk control measure, any stock that declines 15% from our original cost or 15% during a calendar year is sold.

Q. How did the Fund perform during the turbulent first quarter of 1997?

A: The Equity Value Fund generated a solid total return of 2.56% during the first quarter of 1997. This compares favorably to the -1.82% return of the average stock fund in the Morningstar Growth Fund universe. We are particularly gratified that the fund performed as well as it did during a very difficult quarter for most stocks. Given that small- and medium- capitalization indices, as well as "value" stock indices, had negative returns for the quarter, our performance was especially satisfying.

Top-performing stocks (each up over 20%) over the past three months included Suiza Foods (sold), Royal Caribbean Cruises, Ltd. (2.5%), Living Centers of America (1.5%) and Wellpoint Health Networks (1.4%). New stock purchases were somewhat restrained by the elevated level of the market for most of the quarter, so only eight new names were added to the portfolio. In addition, we eliminated 11 stocks from the fund, mostly due to either actual or expected deterioration in the fundamentals of the company. In the coming months, we anticipate increasing our relatively low exposure to the technology and energy areas now that these sectors have suffered major price corrections.

SEFTON EQUITY VALUE FUND
HIGHLIGHTS AS OF MARCH 31, 1997*

Net Assets: $86,315,669


       [PIE CHART APPEARS HERE]

        Sector Diversification
        ----------------------

Cash                             9.3%
Finance                         15.0%
Utilities/REITS                 14.4%
Services                        11.3%
Basic Industry                  11.0%
Technology                       9.2%
Health Care                      8.9%
Consumer Staples                 6.9%
Manufacturing                    5.3%
Energy                           4.4%
Consumer Cyclical                4.3%





        Significant Holdings
        --------------------
Chase Manhattan
Corporation                      3.6%
International Business
Machines                         3.5%
CSX Corporation                  3.1%
AMR Corporation                  3.0%
J.C. Penney Company, Inc.        3.0%
Repsol, S.A. - ADR               2.9%
Dana Corporation                 2.9%
Seagate Technology, Inc.         2.7%
International Paper
Company                          2.6%
Royal Caribbean Cruises          2.5%

 * The composition of the Fund's holdings is subject to change.




SEFTON EQUITY VALUE FUND PORTFOLIO PERFORMANCE**


      [BAR GRAPH APPEARS HERE]

                         Sefton Equity                Morningstar Growth
                         Value Fund                   Fund Average

Three Months                2.56 %                       -1.82 %

One Year                   23.15 %                       11.15 %

Annualized Since
Inception (4/3/95)         24.80 %                       19.61 %


** Performance data quoted represents past performance and is not indicative of future results.

Results of a hypothetical $10,000 investment in the Sefton Equity Value Fund, the Morningstar Growth Fund Average/5/ and the S & P 500 Index/6/ (Fund inception date: April 3, 1995)

[PLOT GRAPH APPEARS HERE]

                Sefton Equity                   Morningstar Growth
                Value Fund                      Fund Average                            S&P 500
                Value on 3/31/97                Value on 3/31/97                        Value on 3/31/97
                $15,555                         $14,306                                 $15,825
 4/95              9,983.30                           10,000                               10,000
 6/95             10,350.00                           10,933                               10,953
 9/95             11,280.30                           11,893                               11,823
12/95             11,604.20                           12,193                               12,534
 3/96             12,631.10                           12,871                               13,207
 6/96             12,973.10                           13,459                               13,799
 9/96             13,579.40                           13,867                               14,226
12/96             15,166.90                           14,571                               15,411
 3/97             15,555.30                           14,306                               15,825



Performance figures reflect the reinvestment of dividends, capital gains distributions, all fee waivers and expense reimbursements. Without the absorption of fee waivers and expense reimbursements, total return figures would have been lower. Performance data quoted represents past performance and is not indicative of future results. Share price, investment return, and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

/5/ The Morningstar Growth Fund Average is composed of 1042 funds with an investment objective to invest in companies whose long-term earnings are expected to grow significantly faster than the earnings of the stocks represented in the major unmanaged indices.

/6/ The Standard & Poor's 500 Index is a broad-based measurement of changes in stock-market conditions based on the average performance of 500 widely held common stocks. An investor may not invest in this unmanaged index.

DEFINITIONS OF COMMON TERMS

Gain (or Loss)

If a stock or bond appreciates in price, there is an unrealized gain; if it depreciates, there is an unrealized loss. A gain or loss is "realized" upon the sale of a security; if a fund's net gains exceed net losses, there may be a capital gain distribution to shareholders. There also could be an ordinary income distribution if the net gain is short-term, or no distribution if there is a capital loss carryover.

Dividend

Net income generated by securities in a fund and distributed to shareholders. The Sefton U.S. Government Fund and the Sefton California Tax-Free Fund pay dividends monthly. The Sefton Equity Value Fund pays dividends quarterly.

Net Asset Value (NAV) Per Share

Total market value of all securities and other assets held by a portfolio, minus liabilities, divided by the number of shares outstanding. It is the value of a single share of a mutual fund on a given day. The total market value of your investment would be the NAV multiplied by the number of shares you own. NAV generally fluctuates daily for all the Sefton Funds.

Certificates of Participation

Certificates of participation (COPs), or lease-secured bonds, represent a bondholder's proportionate interest in rental payments made under a municipal lease contract. The payments are normally made pursuant to a lease and trust agreement. This type of tax-exempt municipal leasing has become an attractive alternative to traditional bond financing.

Insured Bonds

Insured bonds are municipal obligations covered by insurance policies issued by independent insurance companies. The policies insure the payment of principal and interest. Examples of such companies would be MBIA (Municipal Bond Investors Assurance Corporation), AMBAC (AMBAC Indemnity Corporation) or FGIC (Federal Guaranty Insurance Company). Bonds insured by MBIA, AMBAC and FGIC are rated AAA.

General Obligation Bonds

General obligation bonds (GOs) are debts backed by the general taxing power of the issuer. Payment of the obligation may be backed by a specific tax or the issuer's general tax fund. Examples of GOs include sidewalk bonds, sewer bonds, street bonds and so on. These bonds are also known as full faith and credit bonds because the debt is a general obligation of the issuer.

Revenue Bonds

Revenue bonds are issued to provide capital for the construction of a revenue-producing facility. The interest and principal payments are backed to the extent that the facility produces revenue to pay. Examples of revenue bonds include toll bridges, roads, parking lots and ports. The municipality is not obligated to cover debt payments on revenue bonds in default.

Bond Ratings

The quality of bonds can, to some degree, be determined from the ratings of the two most prominent rating services: Moody's and Standard & Poor's. The ratings are used by the government and industry regulatory agencies, the investing public, and portfolio managers as a guide to the relative security and value of each bond. The ratings are not used as an absolute factor in determining the strength of the pledge securing a particular issue. However, since Moody's and Standard & Poor's rate bonds on a fee basis, some issuers choose not to be rated. Many non-rated issues are sound investments.

Description of Moody's Bond Ratings:

Excerpts from Moody's description of its four highest bond ratings are listed as follows: Aaa - judged to be the best quality and they carrying the smallest degree of investment risk; Aa - judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally know as high-grade bonds.

A - possess many favorable investment attributes and are to be considered as "upper medium-grade obligations"; Baa - considered to be medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.

Other Moody's bond descriptions include: Ba - judged to have speculative elements, their future cannot be considered as well assured; B - generally lack characteristics of the desirable investment; Caa - are of poor standing, may be in default or there may be present elements of danger with respect to principal or interest; Ca - speculative in a high degree, often in default; C - lowest-rated class of bonds, regarded as having extremely poor prospects.

Moody's also applies numerical indicators 1, 2 and 3 to rating categories. The modifier 1 indicates that the security is in the higher end of its rating category; the modifier 2 indicates a mid-range ranking; and modifier 3 indicates a ranking toward the lower end of the category.

Description of S&P's Bond Ratings:

Excerpts from S&P's description of its four highest bond ratings are listed as follows: AAA - highest-grade obligations, in which capacity to pay interest and repay principal is extremely strong; AA - also qualify as high-grade obligations, having a very strong capacity to pay interest and repay principal, and differs from AAA issues only in a small degree; A - regarded as upper medium-grade, having a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and econom-ic conditions than debt in higher-rated categories; BBB - regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories. This group is the lowest which qualifies for commercial bank investment.

BB, B, CCC, CC - predominantly speculative with respect to capacity to pay interest and repay principal in accordance with terms of the obligations; BB indicates the highest grade and CC the lowest within the speculative rating categories.

S&P applies indicators "+," no character, and "-" to its rating categories. The indicators show relative standing within the major rating categories.

Description of Moody's Ratings of Notes and Variable Rate Demand Instruments:

Moody's ratings for state and municipal short-term obligations will be designated Moody's Investment Grade or MIG. Such ratings recognize the differences between short-term credit and long-term risk. Short-term ratings on issues with demand features (variable rate demand obligations) are differentiated by the use of the VMIG symbol to reflect such characteristics as payment upon periodic demand rather than fixed maturity dates and payments relying on external liquidity.

MIG 1/VMIG 1: This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2:   This denotes high quality. Margins of protection are ample although not as large as in the preceding group.

Total Return

Total return measures a portfolio's performance over a stated period of time, taking into account the combination of dividends paid and the gain or loss in the value of the securities held in the portfolio. It may be expressed on an average annual basis or a cumulative basis (total change over a given period).

Whenever a portfolio, other than a money market portfolio, reports any type of performance, it must also report the average annual total return according to the standardized calculation developed by the SEC. This standardized calculation was introduced to help investors compare different mutual funds on an equal performance basis. The SEC average annual total return calculation includes the effects of all of the fund's fees and expenses and assumes the reinvestment of all dividends and capital gains.

SEFTON U.S. GOVERNMENT FUND
STATEMENT OF ASSETS AND LIABILITIES
March 31, 1997

ASSETS:
Investments, at value (cost-$29,851,947)                    $29,690,983
Cash                                                             74,727
Interest receivable                                             436,000
Organizational costs, net of accumulated amortization            24,245
Prepaid expenses                                                  4,902
------------------------------------------------------------------------

Total Assets                                                 30,230,857
------------------------------------------------------------------------


LIABILITIES:
Payables:
 Investment advisory fees                                         9,302
 Administration fees                                                743
 Dividends                                                      130,080
 Transfer agent fees                                              2,604
 Legal and audit fees                                            13,476
 Custodian and accounting fees                                    7,217
 Printing costs                                                   3,522
 Other                                                            1,837
------------------------------------------------------------------------

Total Liabilities                                               168,781
------------------------------------------------------------------------


NET ASSETS:                                                 $30,062,076
========================================================================


COMPOSITION OF NET ASSETS
Paid-in capital                                              30,264,357
Undistributed net investment income                              34,961
Accumulated net realized loss from investment transactions      (76,278)
Net unrealized depreciation of investments                     (160,964)
------------------------------------------------------------------------
NET ASSETS:                                                 $30,062,076
========================================================================

Shares of beneficial interest outstanding                     2,502,570
------------------------------------------------------------------------
Net asset value, offering, and redemption price per share        $12.01
========================================================================

See Notes to Financial Statements.

SEFTON U.S. GOVERNMENT FUND
STATEMENT OF INVESTMENTS
March 31, 1997

Face Value                                           Market Value
----------                                           ------------

            CORPORATE BONDS 5.2%
-----------------------------------------------------------------
            FINANCE 5.2%
-----------------------------------------------------------------
  $500,000  Integra Bank, MTN,
             6.55%, 6/15/00                          $   492,393
   500,000  Lehman Brothers Holdings,
             8.75%, 5/15/02                              528,434
   500,000  Salomon Brothers, Inc,
             9.25%, 5/1/01                               533,272
                                                     -----------
TOTAL CORPORATE BONDS
 (Cost $1,526,265)                                     1,554,099
                                                     -----------
            U.S. GOVERNMENT AGENCIES 37.1%
-----------------------------------------------------------------
 3,200,000  Federal Home Loan Bank,
             Discount Note,
             4/3/97                                    3,198,544
   500,000  Federal Home Loan Mortgage
             Corp.,
             8.63%, 11/29/04                             516,072
   875,000  Federal Home Loan Mortgage
             Corp.,
             8.53%, 2/2/05                               902,826
   703,040  Federal Home Loan Mortgage
             Corp.,
             7.50%, 7/1/09                               707,371
 1,536,827  Federal Home Loan Mortgage
             Corp.,
             7.50%, 4/1/14                             1,531,925
   944,150  Federal Home Loan Mortgage
             Corp.,
             7.00%, 4/1/16                               917,818
   808,686  Federal National Mortgage
             Assoc.,
             7.00%, 5/1/14                               787,668
   683,244  Federal National Mortgage
             Assoc.,
             8.00%, 1/1/15                               690,931
 1,980,676  Federal National Mortgage
             Assoc.,
             6.50%, 6/1/16                             1,884,375
                                                     -----------
TOTAL U.S. GOVERNMENT AGENCIES
 (Cost $11,209,789)                                   11,137,530
                                                     -----------
            U.S. TREASURY BONDS 3.3%
-----------------------------------------------------------------
 1,000,000  7.25%, 5/15/16                             1,003,751
                                                     -----------
TOTAL U.S. TREASURY BONDS
 (Cost $979,460)                                       1,003,751
                                                     -----------
            U.S. TREASURY NOTES 53.2%
-----------------------------------------------------------------
 1,000,000  7.75%, 2/15/01                             1,035,313
 1,500,000  6.25%, 10/31/01                            1,470,001
 3,000,000  7.50%, 5/15/02                             3,093,753

SEFTON U.S. GOVERNMENT FUND
STATEMENT OF INVESTMENTS (CONTINUED)
March 31, 1997

Face Value                                                       Market Value
----------                                                       ------------
            U.S. TREASURY NOTES (CONTINUED)
-----------------------------------------------------------------------------
$2,800,000  6.25%, 2/15/03                                       $ 2,723,876
 2,000,000  7.25%, 8/15/04                                         2,039,376
 2,000,000  7.88%, 11/15/04                                        2,111,876
 2,000,000  7.50%, 2/15/05                                         2,068,752
 1,500,000  6.50%, 10/15/06                                        1,452,656
                                                                 -----------
TOTAL U.S. TREASURY NOTES
 (Cost $16,136,433)                                               15,995,603
                                                                 -----------
TOTAL INVESTMENTS
 (Cost $29,851,947)(1)                                     98.8% $29,690,983
Other Assets in Excess of Liabilities                       1.2%     371,093
                                                         -------------------
NET ASSETS                                               100.00% $30,062,076
                                                         -------------------

(1) Cost for federal income tax and financial reporting purposes is the same.

MTN--Medium Term Note

See Notes to Financial Statements.

SEFTON U.S. GOVERNMENT FUND
STATEMENT OF OPERATIONS
For the year ended March 31, 1997

INVESTMENT INCOME:
Interest income                                       $1,488,377
-----------------------------------------------------------------
Total Investment Income                                1,488,377
-----------------------------------------------------------------
EXPENSES:
Investment advisory fees                                 133,578
Administration fees                                       44,158
Fund Accounting fees                                      31,617
Legal fees                                                20,842
Audit fees                                                14,564
Custodian fees                                            24,235
Amortization of organization costs                         7,949
Transfer Agency fees                                      15,786
Printing costs                                             4,508
Insurance costs                                            3,183
Registration and filing fees                               1,233
Trustees' fees and expenses                                1,822
Other                                                      2,958
-----------------------------------------------------------------
Total expenses                                           306,433
-----------------------------------------------------------------
Expenses waived by:
 Investment Adviser                                      (54,584)
 Administrator                                            (9,975)
-----------------------------------------------------------------
Net Expenses                                             241,874
-----------------------------------------------------------------
NET INVESTMENT INCOME                                  1,246,503
-----------------------------------------------------------------
REALIZED AND UNREALIZED LOSS ON INVESTMENTS
Net realized loss on investment transactions             (75,863)
Net change in unrealized depreciation                   (542,430)
-----------------------------------------------------------------
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS         (618,293)
-----------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS  $  628,210
=================================================================

See Notes to Financial Statements.

SEFTON U.S. GOVERNMENT FUND
STATEMENTS OF CHANGES IN NET ASSETS
For the year ended March 31, 1997

                                        For the Year Ended For the Period Ended
                                          March 31, 1997    March 31, 1996 (1)
                                        ------------------ --------------------
FROM INVESTMENT ACTIVITIES
Net investment income                       $1,246,503          $1,061,238
Net realized gain (loss) from
 investment transactions                       (75,863)            175,584
Net change in unrealized appreciation
 (depreciation)                               (542,430)            381,466
-------------------------------------------------------------------------------
Net increase in net assets resulting
 from operations                               628,210           1,618,288
-------------------------------------------------------------------------------
Dividends to shareholders from net
 investment income                          (1,246,412)         (1,061,238)
Distributions to shareholders from net
 realized gain from investment
 transactions                                 (106,341)            (34,788)
-------------------------------------------------------------------------------
Change in net assets from investment
 activities                                   (724,543)            522,262
-------------------------------------------------------------------------------
FROM BENEFICIAL INTEREST TRANSACTIONS
Proceeds from sale of shares                16,373,936          25,698,168
Net asset value of shares issued to
 shareholders from reinvestment of
 dividends and distributions                   325,070              17,651
-------------------------------------------------------------------------------
                                            16,699,006          25,715,819
Cost of shares redeemed                     (5,008,735)         (7,175,070)
-------------------------------------------------------------------------------
Change in net assets from beneficial
 interest
 transactions                               11,690,271          18,540,749
-------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS                  10,965,728          19,063,011
NET ASSETS:
Beginning of period                         19,096,348              33,337(2)
-------------------------------------------------------------------------------
End of period                              $30,062,076         $19,096,348
===============================================================================

(1) Fund commenced investment operations April 3, 1995.
(2) Initial capitalization.
See Notes to Financial Statements.

SEFTON U.S. GOVERNMENT FUND
FINANCIAL HIGHLIGHTS
Selected data for a share of beneficial interest outstanding throughout the periods indicated:

                                       For the Year Ended For the Period Ended
                                         March 31, 1997    March 31, 1996 (1)
                                       ------------------ --------------------
Net asset value - beginning of period       $ 12.35             $ 12.00
------------------------------------------------------------------------------
Income from investment operations
Net investment income                          0.69                0.71
Net realized and unrealized gain from
 investment transactions                      (0.29)               0.37
------------------------------------------------------------------------------
Total income from investment opera-
 tions                                         0.40                1.08
------------------------------------------------------------------------------
Dividends and distributions to share-
 holders
Dividends from net investment income          (0.69)              (0.71)
Distributions from net realized gain
 from investment transactions                 (0.05)              (0.02)
------------------------------------------------------------------------------
Total Dividends and distributions             (0.74)              (0.73)
==============================================================================
Net asset value - end of period             $ 12.01             $ 12.35
==============================================================================
Total return                                   3.31%               9.06%(2)
==============================================================================
Ratios/Supplemental Data:
Net assets, end of period (000)             $30,062             $19,096
------------------------------------------------------------------------------
Ratio of expenses to average net as-
 sets                                          1.09%               1.02%(3)
------------------------------------------------------------------------------
Ratio of net investment income to av-
 erage net assets                              5.64%               5.68%(3)
------------------------------------------------------------------------------
Ratio of expenses to average net as-
 sets without fee waivers                      1.39%               1.39%(3)
------------------------------------------------------------------------------
Ratio of net investment income to av-
 erage net assets without fee waivers          5.34%               5.31%(3)
------------------------------------------------------------------------------
Portfolio turnover rate (4)                   11.94%              45.41%
------------------------------------------------------------------------------

(1) Fund commenced investment operations April 3, 1995
(2) Total return is not annualized.
(3) Annualized.
(4) A portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities (excluding securities with maturity dates of one year or less at the time of acquisition) for the period and dividing it by the monthly average of the market value of such securities during the period. Purchases and sales of investment securities (excluding short-term securities) for the year ended March 31, 1997 were $11,224,220 and $2,451,287, respectively.

See Notes to Financial Statements.

SEFTON CALIFORNIA TAX FREE FUND
STATEMENT OF ASSETS AND LIABILITIES
March 31, 1997

ASSETS:
Investments, at value (cost-$34,410,352)                    $34,982,770
Cash                                                             75,529
Interest receivable                                             587,091
Receivable for capital shares sold                                9,000
Organizational costs, net of accumulated amortization            24,245
Prepaid expenses                                                 15,794
-----------------------------------------------------------------------
Total Assets                                                 35,694,429
-----------------------------------------------------------------------
LIABILITIES:
Payables:
 Investment advisory fees                                        13,508
 Administration fees                                                872
 Dividends                                                      142,080
 Legal and audit fees                                            17,452
 Custodian and accounting fees                                    7,952
 Printing costs                                                   7,635
 Other                                                              551
-----------------------------------------------------------------------
Total Liabilities                                               190,050
-----------------------------------------------------------------------
NET ASSETS:                                                 $35,504,379
=======================================================================
COMPOSITION OF NET ASSETS
Paid-in capital                                              34,720,159
Undistributed net investment income                               3,609
Accumulated net realized gain from investment transactions      208,193
Net unrealized appreciation of investments                      572,418
-----------------------------------------------------------------------
NET ASSETS:                                                 $35,504,379
=======================================================================
Shares of beneficial interest outstanding                     2,896,332
-----------------------------------------------------------------------
Net asset value, offering, and redemption price per share        $12.26
=======================================================================

See Notes to Financial Statements.

SEFTON CALIFORNIA TAX FREE FUND
STATEMENT OF INVESTMENTS
March 31, 1997

                                               Bond Ratings   Market
Face Value                                     Moody's/S&P    Value
----------                                     ------------   ------
                                               (Unaudited)
            CERTIFICATE OF PARTICIPATION 4.4%
----------------------------------------------------------------------
$1,500,000  West Covina, California Hospital,
             Certification of Participation,
             6.50%, 8/15/14, Callable 8/15/04
             @ 102                                 A2/A     $1,553,580
                                                            ----------
TOTAL CERTIFICATE OF PARTICIPATION
 (Cost $1,503,483)                                           1,553,580
                                                            ----------
            GENERAL OBLIGATION BONDS 8.5%
----------------------------------------------------------------------
 1,325,000  California State, 6.25%, 4/1/08       A1/A+      1,446,821
 1,500,000  San Francisco City & County
             Public Safety, 6.50%, 6/15/08,
             Callable 6/15/01 @ 100, FGIC        Aaa/AAA     1,578,735
                                                            ----------
TOTAL GENERAL OBLIGATION BONDS
 (Cost $2,948,952)                                           3,025,556
                                                            ----------
            LEASE REVENUE BONDS 4.4%
----------------------------------------------------------------------
 1,000,000  California State Public Works--
             Department of Corrections,
             5.25%, 12/1/08, AMBAC               Aaa/AAA     1,006,430
   500,000  California State Public Works
             Board Univ, 6.63%, 10/1/10,
             Callable 10/2/02 @ 102                A/A         553,150
                                                            ----------
TOTAL LEASE REVENUE BONDS
 (Cost $1,483,867)                                           1,559,580
                                                            ----------
            REVENUE BONDS 81.2%
----------------------------------------------------------------------
 1,500,000  California Educational Facilities
             Authorities, Santa Clara Univ.,
             6.25%, 2/1/16, Callable 2/1/02 @
             102                                  A1/NR      1,621,635
 1,690,000  California Educational Facilities
             Authorities, Pomona College
             6.13%, 2/15/08, Callable 2/15/02
             @ 102                                Aa1/AA     1,777,745
 1,000,000  California Health Facilities
             Finance Authorities--Sutter,
             7.00%, 1/1/09, Callable 1/1/99 @
             102, MBIA                           Aaa/AAA     1,054,730
 1,500,000  California Health Facilities
             Finance Authorities--Scripps,
             6.25%, 10/1/13, Callable 10/1/01
             @ 102, MBIA                         Aaa/AAA     1,556,235
 1,460,000  California Housing Finance
             Agency, Series F, 5.95%, 8/1/14,
             Callable 8/1/05 @ 102, MBIA         Aaa/AAA     1,471,067
   800,000  California Housing Finance
             Agency, Series L, 5.90%, 8/1/17,
             Callable 2/1/06, @ 102, MBIA        Aaa/AAA       803,104

SEFTON CALIFORNIA TAX FREE FUND
STATEMENT OF INVESTMENTS (CONTINUED)
March 31, 1997

                                              Bond Ratings   Market
 Face Value                                   Moody's/S&P    Value
 ----------                                   ------------   ------
                                              (Unaudited)
             REVENUE BONDS (CONTINUED)
---------------------------------------------------------------------
 $ 200,000   California Pollution Control
              Finance Authority Southern
              California Edison Series-B,
              3.55%, 2/28/08(1)                VMIG-1/A-1  $  200,000
   500,000   California Pollution Control
              Finance Authority Southern
              California Edison Series-C,
              3.55%, 2/28/08(1)                VMIG-1/A-1     500,000
   400,000   California Pollution Control
              Finance Authority Southern
              California Edison Series-D,
              3.55%, 2/28/08(1)                VMIG-1/A-1     400,000
 1,000,000   Los Angeles, California Waste
              Water Systems, Series-B 6.25%,
              6/1/12, Callable 6/1/02 @ 102,
              AMBAC                             Aaa/AAA     1,039,340
 1,700,000   Marin California Municipal
              Water District, 5.55%, 7/1/13,
              Callable 7/1/03 @ 102              A1/AA      1,644,206
 1,500,000   M-S-R Public Power Agency,
              California San Juan Project,
              Revenue Series-F, 6.00%,
              7/1/20, Callable 7/1/03 @ 102,
              AMBAC                             Aaa/AAA     1,507,095
 1,000,000   Mountain View California,
              Shoreline Regional Park,
              5.50%, 8/1/21, Callable 8/1/06
              @ 102, MBIA                       Aaa/AAA       951,680
 2,000,000   Rancho California, Water
              District Financing Authority,
              5.88%, 11/1/10, Callable
              11/1/05 @ 102, FGIC               Aaa/AAA     2,077,360
 1,500,000   San Diego, California Sales
              Tax, Series-A, 5.00%, 4/1/07,
              FGIC                              Aaa/AAA     1,491,255
 1,800,000   San Francisco Airport,
              California, City/County,
              5.38%, 5/1/17, Callable 5/1/02
              @ 102, MBIA                       Aaa/AAA     1,706,778
 1,500,000   San Francisco Bay Area Rapid
              Transit, Sales Tax Revenue,
              5.50%, 7/1/15, Callable 7/1/05
              @ 101, FGIC                       Aaa/AAA     1,460,295
 1,500,000   San Francisco Port Commission
              5.90%, 7/1/09, Callable 7/1/04
              @ 102                              A/BBB+     1,504,605
 1,500,000   San Francisco, California,
              City/County, Public Utility
              Commission Water, 6.00%,
              11/1/15, Callable 11/1/02 @
              100                                Aa/AA-     1,520,820
 1,500,000   San Jose-Santa Clara Water
              District Financing 5.38%,
              11/15/15, Callable 11/15/05 @
              101, FGIC                         Aaa/AAA     1,441,905
   600,000   State of California Tax Exempt
              C/P 3.45%, 4/1/97                  A1/A+        600,000

SEFTON CALIFORNIA TAX FREE FUND
STATEMENT OF INVESTMENTS (CONTINUED)
March 31, 1997

                                               Bond Ratings   Market
 Face Value                                    Moody's/S&P     Value
 ----------                                    ------------   ------
                                               (Unaudited)
              REVENUE BONDS (CONTINUED)
-----------------------------------------------------------------------
 $1,000,000   Tulare California Sewer
               Revenue, 5.70%, 11/15/15,
               Callable 11/15/06 @ 102, MBIA     Aaa/AAA    $   995,270
  1,500,000   University California Revenue,
               Series-B, 6.30%, 9/1/15             NR/A       1,518,929
                                                            -----------
 TOTAL REVENUE BONDS
  (Cost $28,474,050)                                         28,844,054
                                                            -----------
 TOTAL INVESTMENTS
  (Cost $34,410,352)(2)                            98.5%    $34,982,770
 Other Assets in Excess of Liabilities              1.5%        521,609
                                               ------------------------
 NET ASSETS                                       100.0%    $35,504,379
                                               ------------------------

(1) Floating rate security--rate disclosed as of March 31, 1997.
(2) Cost for federal income tax and financial reporting purposes is the same.

MBIA--Municipal Bond Insurance Association.
FGIC--Financial Guaranty Insurance Company.
AMBAC--American Municipal Bond Assurance Corporation.

See Notes to Financial Statements.

SEFTON CALIFORNIA TAX FREE FUND
STATEMENT OF OPERATIONS
For the year ended March 31, 1997

INVESTMENT INCOME:
Interest income                                       $2,434,026
-----------------------------------------------------------------
Total Investment Income                                2,434,026
-----------------------------------------------------------------
EXPENSES:
Investment advisory fees                                 257,339
Administration fees                                       85,431
Fund Accounting fees                                      32,823
Legal fees                                                37,060
Audit fees                                                17,964
Custodian fees                                            21,275
Amortization of organization costs                         7,949
Transfer Agency fees                                      16,083
Printing costs                                             7,596
Insurance costs                                            4,110
Registration and filing fees                               2,776
Trustees' fees and expenses                                3,856
Other                                                      6,312
-----------------------------------------------------------------
Total expenses                                           500,574
-----------------------------------------------------------------
Expenses waived by:
 Investment Adviser                                      (98,461)
 Administrator                                           (27,036)
-----------------------------------------------------------------
Net Expenses                                             375,077
-----------------------------------------------------------------
NET INVESTMENT INCOME                                  2,058,949
-----------------------------------------------------------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain on investment transactions             277,205
Net change in unrealized appreciation                     66,683
-----------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS          343,888
-----------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS  $2,402,837
=================================================================

See Notes to Financial Statements.

SEFTON CALIFORNIA TAX FREE FUND
STATEMENTS OF CHANGES IN NET ASSETS
For the year ended March 31, 1997

                                        For the Year Ended For the Period Ended
                                          March 31, 1997    March 31, 1996 (1)
                                        ------------------ --------------------
FROM INVESTMENT ACTIVITIES
Net investment income                      $  2,058,949        $ 1,843,435
Net realized gain from investment
 transactions                                   277,205             22,588
Net change in unrealized appreciation            66,683            505,735
-------------------------------------------------------------------------------
Net increase in net assets resulting
 from operations                              2,402,837          2,371,758
-------------------------------------------------------------------------------
Dividends to shareholders from net
 investment income                           (2,058,315)        (1,843,435)
Distributions to shareholders from net
 realized gain from investment trans-
 actions                                        (69,012)           (22,588)
Distribution to shareholders in excess
 of net realized gains                                -               (139)
-------------------------------------------------------------------------------
Change in net assets from investment
 activities                                     275,510            505,596
-------------------------------------------------------------------------------
FROM BENEFICIAL INTEREST TRANSACTIONS
Proceeds from sale of shares                  7,705,704         43,276,260
Net asset value of shares issued to
 shareholders from reinvestment of
 dividends and distributions                    271,084              8,890
-------------------------------------------------------------------------------
                                              7,976,788         43,285,150
Cost of shares redeemed                     (15,340,540)        (1,231,462)
-------------------------------------------------------------------------------
Change in net assets from beneficial
 interest transactions                       (7,363,752)        42,053,688
-------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS        (7,088,242)        42,559,284
NET ASSETS:
Beginning of period                          42,592,621             33,337(2)
-------------------------------------------------------------------------------
End of period                                35,504,379         42,592,621
===============================================================================

(1) Fund commenced investment operations April 3, 1995.
(2) Initial capitalization.
See Notes to Financial Statements.

SEFTON CALIFORNIA TAX FREE FUND
FINANCIAL HIGHLIGHTS
Selected data for a share of beneficial interest outstanding throughout the period indicated:


                                       For the Year Ended For the Period Ended
                                         March 31, 1997    March 31, 1996 (1)
                                       ------------------ --------------------
Net asset value - beginning of period       $ 12.19             $ 12.00
------------------------------------------------------------------------------
Income from investment operations
Net investment income                          0.59                0.58
Net realized and unrealized gain from
 investment transactions                       0.09                0.20
------------------------------------------------------------------------------
Total income from investment opera-
 tions                                         0.68                0.78
------------------------------------------------------------------------------
Dividends and distributions to share-
 holders
Dividends from net investment income          (0.59)              (0.58)
Distributions from net realized gain
 from investment transactions                 (0.02)              (0.01)
------------------------------------------------------------------------------
Total dividends and distributions             (0.61)              (0.59)
==============================================================================
Net asset value - end of period             $ 12.26             $ 12.19
==============================================================================
Total return                                   5.69%               6.60%(2)
==============================================================================
Ratios/Supplemental Data:
Net assets, end of period (000)             $35,504             $42,593
------------------------------------------------------------------------------
Ratio of expenses to average net as-
 sets                                          0.88%               0.83%(3)
------------------------------------------------------------------------------
Ratio of net investment income to av-
 erage net assets                              4.83%               4.83%(3)
------------------------------------------------------------------------------
Ratio of expenses to average net as-
 sets without fee waivers                      1.17%               1.16%(3)
------------------------------------------------------------------------------
Ratio of net investment income to av-
 erage net assets without fee waivers          4.54%               4.51%(3)
------------------------------------------------------------------------------
Portfolio turnover rate (4)                   14.52%              93.90%
------------------------------------------------------------------------------

(1) Fund commenced investment operations April 3, 1995.
(2) Total return is not annualized.
(3) Annualized.
(4) A portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities (excluding securities with maturity dates of one year or less at the time of acquisition) for the period and dividing it by the monthly average of the market value of such securities during the period. Purchases and sales of investment securities (excluding short-term securities) for the year ended March 31, 1997 were $5,962,524 and $14,463,159, respectively.
See Notes to Financial Statements.

SEFTON EQUITY VALUE FUND
STATEMENT OF ASSETS AND LIABILITIES
March 31, 1997

ASSETS:
Investments, at value (cost-$71,858,511)                          $78,308,213
Repurchase Agreements (cost-$11,785,000)                           11,785,000
Cash                                                                      993
Interest receivable                                                    93,650
Receivable for capital shares issued                                   18,375
Receivable for investments sold                                       629,379
Organizational costs, net of accumulated amortization                  24,245
Prepaid expenses                                                       15,602
------------------------------------------------------------------------------
Total Assets                                                       90,875,457
------------------------------------------------------------------------------
LIABILITIES:
Payable for investments purchased                                   4,447,404
Payables:
 Investment advisory fees                                              73,089
 Administration fees                                                    2,112
 Legal and audit fees                                                  18,186
 Custodian and accounting fees                                          7,681
 Printing costs                                                         6,185
 Other                                                                  5,131
------------------------------------------------------------------------------
Total Liabilities                                                   4,559,788
------------------------------------------------------------------------------
NET ASSETS:                                                       $86,315,669
==============================================================================
COMPOSITION OF NET ASSETS
Paid-in capital                                                    76,980,658
Undistributed (distributions in excess of) net investment income       (1,021)
Accumulated net realized gain from investment transactions          2,886,330
Net unrealized appreciation of investments                          6,449,702
------------------------------------------------------------------------------
NET ASSETS                                                        $86,315,669
==============================================================================
Shares of beneficial interest outstanding                           5,257,244
------------------------------------------------------------------------------
Net asset value, offering, and redemption price per share              $16.42
==============================================================================

See Notes to Financial Statements.

SEFTON EQUITY VALUE FUND
STATEMENT OF INVESTMENTS
March 31, 1997

 Shares                                         Market Value
 ------                                         ------------
         COMMON STOCKS 90.7%
------------------------------------------------------------
         BASIC INDUSTRY 11.0%
------------------------------------------------------------
  20,000 Aluminum Company of America            $ 1,360,000
  42,000 Inco, Ltd.                               1,370,250
  60,000 International Paper                      2,332,500
  18,700 Phelps Dodge Corp.                       1,367,438
  38,000 PPG Industries, Inc.                     2,052,000
  55,000 Synthetic Industries, Inc.*                976,250
                                                -----------
                                                  9,458,438
                                                -----------
         CONSUMER CYCLICALS 4.3%
------------------------------------------------------------
  56,000 J.C. Penney Co., Inc.                    2,667,000
  38,000 Waban, Inc.*                             1,059,250
                                                -----------
                                                  3,726,250
                                                -----------
         CONSUMER STAPLES 6.9%
------------------------------------------------------------
  82,400 Great Atlantic & Pacific Tea Co.         2,090,900
  31,500 Kroger Co.                               1,598,625
  20,000 Phillip Morris Companies, Inc.           2,282,500
                                                -----------
                                                  5,972,025
                                                -----------
         ENERGY 4.4%
------------------------------------------------------------
  73,000 American Oilfield Divers*                  821,250
  54,000 Dailey Petroleum Services*                 364,500
  65,000 Repsol S.A.--ADR                         2,648,750
                                                -----------
                                                  3,834,500
                                                -----------
         FINANCE 15.0%
------------------------------------------------------------
  48,000 American Financial Group, Inc.           1,752,000
  15,000 BankAmerica Corp.                        1,511,250
  20,000 CCB Financial Corp.                      1,285,000
  35,000 Chase Manhattan Corp.                    3,276,875
  66,200 Gryphon Holdings, Inc.*                    943,350
  36,000 Reliastar Financial Corp.                2,128,500
  49,000 Selective Insurance Group                2,033,500
                                                -----------
                                                 12,930,475
                                                -----------
         HEALTH CARE 8.9%
------------------------------------------------------------
  40,000 Living Centers of America*               1,380,000
 141,000 Maxxim Medical, Inc.*                    2,026,875
  46,200 Medeva PLC-Sponsored ADR                   912,450
 150,000 Sun Healthcare Group*                    2,156,250
  30,000 Wellpoint Health Networks*               1,245,000
                                                -----------
                                                  7,720,575
                                                -----------

SEFTON EQUITY VALUE FUND
STATEMENT OF INVESTMENTS (CONTINUED)
March 31, 1997

 Shares                                                Market Value
 ------                                                ------------
            MANUFACTURING 5.3%
-------------------------------------------------------------------
     79,000 Dana Corp.                                 $ 2,597,125
     85,000 Mark IV Industries, Inc.                     1,997,500
                                                       -----------
                                                         4,594,625
                                                       -----------
            SERVICES 11.3%
-------------------------------------------------------------------
     33,000 AMR Corp.*                                   2,722,500
     60,000 CSX Corp.                                    2,790,000
     75,000 Royal Caribbean Cruises Ltd.                 2,287,500
     39,100 Ryder Systems, Inc.                          1,143,675
     47,200 World Fuel Services Corp.                      837,800
                                                       -----------
                                                         9,781,475
                                                       -----------
            TECHNOLOGY 9.2%
-------------------------------------------------------------------
     23,000 International Business Machine               3,159,625
     55,000 Seagate Technology, Inc. *                   2,468,125
     45,000 Tektronix, Inc.                              2,272,500
                                                       -----------
                                                         7,900,250
                                                       -----------
            UTILITIES/REITS 14.4%
-------------------------------------------------------------------
     54,200 Bedford Property Investors                   1,070,450
     43,000 Eastgroup Properties                         1,193,250
     67,000 Entergy Corp.                                1,641,500
     60,200 Equity Inns, Inc.                              797,650
     53,000 General Public Utility Corp.                 1,702,625
     87,000 Ohio Edison Co.                              1,837,875
     35,000 Price Reit, Inc.                             1,295,000
     40,000 TriNet Corporate Realty Trust                1,265,000
     90,000 Westcoast Energy, Inc.                       1,586,250
                                                       -----------
                                                        12,389,600
                                                       -----------
 TOTAL COMMON STOCKS
  (Cost $71,858,511)                                    78,308,213
                                                       -----------
            REPURCHASE AGREEMENT 13.7%
-------------------------------------------------------------------
 11,785,000 Repurchase agreement with State Street
            Bank & Trust Co., 5.00%, dated 3/31/97
            and maturing 4/1/97, collateralized by
            U.S. Treasury Notes, 8.00%, due 5/15/01
            with a value of $12,021,000 (Cost
            $11,785,000)                               $11,785,000
                                                       -----------
 TOTAL INVESTMENTS
  (Cost $83,643,511)(1)                       104.4%   $90,093,213
 Other Liabilities in Excess of Assets **      (4.4)%   (3,777,544)
                                              --------------------
 NET ASSETS                                   100.0%   $86,315,669
                                              ====================

(1) Cost for federal income tax purposes is $83,643,597.

*Denotes non-income producing security.
** Amount is comprised of a payable for investment securities purchased at 3/31/97 of $(4,447,404) and other assets in excess of liabilities of $669,860.

SEFTON EQUITY VALUE FUND
STATEMENT OF OPERATIONS
For the year ended March 31, 1997

INVESTMENT INCOME:
Interest income                                       $  219,653
Dividend income                                        1,069,915
Tax Withholding                                           (5,424)
-----------------------------------------------------------------
Total Investment Income                               $1,284,144
-----------------------------------------------------------------
EXPENSES:
Investment advisory fees                                 482,659
Administration fees                                       95,828
Fund Accounting fees                                      33,170
Legal fees                                                50,263
Audit fees                                                16,521
Custodian fees                                            27,316
Amortization of organization costs                         7,949
Transfer Agency fees                                      18,020
Printing costs                                             8,669
Insurance costs                                            4,066
Registration and filing fees                               4,203
Trustees' fees and expenses                                3,834
Other                                                      4,140
-----------------------------------------------------------------
Total expenses                                           756,638
-----------------------------------------------------------------
Expenses waived by:
 Administrator                                           (21,831)
-----------------------------------------------------------------
Net Expenses                                             734,807
-----------------------------------------------------------------
NET INVESTMENT INCOME                                    549,337
-----------------------------------------------------------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain on investment transactions           6,634,179
Net change in unrealized appreciation                  1,277,884
-----------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS        7,912,063
-----------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS  $8,461,400
=================================================================

See Notes to Financial Statements.

SEFTON EQUITY VALUE FUND
STATEMENTS OF CHANGES IN NET ASSETS
For the year ended March 31, 1997

                                        For the Year Ended For the Period Ended
                                          March 31, 1997    March 31, 1996 (1)
                                        ------------------ --------------------
FROM INVESTMENT ACTIVITIES
Net investment income                      $   549,337         $   430,601
Net realized gain from investment
 transactions                                6,634,179             716,875
Net change in unrealized appreciation        1,277,884           5,171,818
-------------------------------------------------------------------------------
Net increase in net assets resulting
 from operations                             8,461,400           6,319,294
-------------------------------------------------------------------------------
Dividends to shareholders from net in-
 vestment income                              (544,866)           (430,601)
Distributions to shareholders in ex-
 cess of net investment income                 (13,818)             (4,471)
Distributions to shareholders from net
 realized gain from investment trans-
 actions                                    (4,451,927)                  -
-------------------------------------------------------------------------------
Change in net assets from investment
 activities                                  3,450,789           5,884,222
-------------------------------------------------------------------------------
FROM BENEFICIAL INTEREST TRANSACTIONS
Proceeds from sale of shares                45,875,135          31,921,516
Net asset value of shares issued to
 shareholders from reinvestment of
 dividends and distributions                 2,995,495              38,478
-------------------------------------------------------------------------------
                                            48,870,630          31,959,994
Cost of shares redeemed                     (2,331,718)         (1,551,574)
-------------------------------------------------------------------------------
Change in net assets from beneficial
 interest transactions                      46,538,912          30,408,420
-------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS                  49,989,701          36,292,642
NET ASSETS:
Beginning of period                         36,325,968              33,326(2)
-------------------------------------------------------------------------------
End of period                              $86,315,669         $36,325,968
===============================================================================

(1) Fund commenced investment operations April 3, 1995.
(2) Initial capitalization.

See Notes to Financial Statements.

SEFTON EQUITY VALUE FUND
FINANCIAL HIGHLIGHTS
Selected data for a share of beneficial interest outstanding throughout the period indicated:

                                       For the Year Ended For the Period Ended
                                         March 31, 1997    March 31, 1996 (1)
                                       ------------------ --------------------
Net asset value - beginning of period       $ 14.92             $ 12.00
------------------------------------------------------------------------------
Income from investment operations
Net investment income                          0.17                0.21
Net realized and unrealized gain from
 investment transactions                       3.14                2.92
------------------------------------------------------------------------------
Total income from investment opera-
 tions                                         3.31                3.13
------------------------------------------------------------------------------
Dividends and distributions to share-
 holders
Dividends from net investment income          (0.17)              (0.21)
Distributions from net realized gain
 from investment transactions                 (1.64)                  -
------------------------------------------------------------------------------
Total Dividends and distributions             (1.81)              (0.21)
==============================================================================
Net asset value - end of period             $ 16.42             $ 14.92
==============================================================================
Total return                                  23.15%              26.31%(2)
==============================================================================
Ratios/Supplemental Data:
Net assets, end of period (000)             $86,316             $36,326
------------------------------------------------------------------------------
Ratio of expenses to average net as-
 sets                                          1.52%               1.55%(3)
------------------------------------------------------------------------------
Ratio of net investment income to
 average net assets                            1.13%               1.68%(3)
------------------------------------------------------------------------------
Ratio of expenses to average net as-
 sets without fee waivers                      1.56%               1.66%(3)
------------------------------------------------------------------------------
Ratio of net investment income to av-
 erage net assets without fee waivers          1.09%               1.57%(3)
------------------------------------------------------------------------------
Average Commission Rate                       .0520                   -
------------------------------------------------------------------------------
Portfolio turnover rate (4)                   77.65%              62.76%
------------------------------------------------------------------------------

(1) Fund commenced investment operations April 3, 1995
(2) Total return is not annualized.
(3) Annualized.
(4) A portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities (excluding securi-ties with maturity dates of one year or less at the time of acquisition) for the period and dividing it by the monthly average of the market value of such securities during the period. Purchases and sales of investment se-curities (excluding short-term securities) for the year ended March 31, 1997 were $67,785,869 and $34,941,037, respectively.

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

  Sefton Funds Trust (the "Trust", formerly known as Kennebec Funds Trust), a Delaware business trust was organized on January 6, 1995. The Trust is regis-tered under the Investment Company Act of 1940, as amended (the "1940 Act") as an open-end management investment company. The Trust offers three series of shares--Sefton U.S. Government Fund, Sefton California Tax Free Fund, and Eq-uity Value Fund (the "Funds"). The Funds commenced investment operations on April 3, 1995. The assets for each series are segregated and accounted for sep-arately.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

  The following is a summary of significant accounting policies consistently followed by each Fund in preparation of its financial statements. These poli-cies are in conformity with generally accepted accounting principles. The prep-aration of financial statements in accordance with generally accepted account-ing principles requires management to make estimates and assumptions that ef-fect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. The actual results could differ from those estimates.

  A. INVESTMENT VALUATION: Marketable securities are valued at the last sales price on the principal exchange or market on which they are traded; or, if there were no sales that day, the closing bid prices are used. Securities for which market quotations are not readily available are valued at their fair mar-ket value as determined in good faith by or under the direction of the Board of Trustees. Short-term securities having a remaining maturity of 60 days or less are valued at amortized cost which approximates market value.

  B. REPURCHASE AGREEMENTS: Repurchase agreements are fully collateralized by U.S. Government securities. All collateral is held by the Trust's custodian and is monitored daily to ensure that the collateral's market value equals at least 100% of the repurchase price under the agreement. However, in the event of de-fault or bankruptcy by the counter party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. Each Funds's policy is to limit repurchase agreement transactions to those parties deemed by the Fund's Investment Adviser to have satisfactory creditworthiness.

  C. FEDERAL INCOME TAXES: The Funds have made no provision for federal income tax for the year ended March 31, 1997. The Funds intend to distribute to share-holders all taxable investment income and realized gains and otherwise comply with the Internal Revenue Code applicable to regulated investment companies.

  D. SECURITIES TRANSACTIONS: Securities transactions are accounted for on the date the securities are purchased or sold (trade date).

  E. ORGANIZATIONAL COSTS: Each of the Funds deferred certain organizational costs of $38,529 at inception. Such costs are being amortized over a 60 month period from the commencement of investment operations.

  F. INVESTMENT INCOME: Dividend income is recorded on the ex-dividend date. Interest income, which includes amortization of premium and accretion of dis-count, is accrued and recorded daily.

  G. DIVIDENDS, DISTRIBUTIONS AND EXPENSES: The Sefton Equity Value Fund will distribute net investment income quarterly. The Sefton U.S. Government Fund and Sefton California Tax Free Fund will declare and pay dividends from net invest-ment income daily and monthly, respectively. Distributions of net realized gains, if any, are declared at least once a year. Each Fund bears expenses in-curred specifically on its behalf as well as a portion of general expenses.

  H. CAPITAL ACCOUNTS: The Funds follow the provisions of the AICPA's Statement of Position 93-2 "Determination, Disclosure and Financial Statement Presenta-tion of Income, Capital Gain and

Return of Capital Distributions by Investment Companies" ("SOP"). The purpose of this SOP is to report undistributed net investment income and accumulated net realized gain or loss in such a manner as to approximate amounts available for future distributions to shareholders, if any.

  I. CONCENTRATION OF CREDIT RISK: The Sefton California Tax Free Fund invests primarily in securities issued by the State of California (the "State") and its various political subdivisions. The performance of Sefton California Tax Free Fund is closely tied to economic conditions within the State and the financial condition of the State and its agencies and municipalities.

NOTE 2 - SHARES OF BENEFICIAL INTEREST

  On March 31, 1997 there was an unlimited number of no par value shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:


------------------------------------------------------------
                           SEFTON U.S. GOVERNMENT FUND
                     FOR THE YEAR ENDED FOR THE PERIOD ENDED
                       MARCH 31, 1997    MARCH 31, 1996 (1)
  SHARES SOLD            1,343,180           2,107,816
------------------------------------------------------------
  SHARES REINVESTED         26,400               1,396
------------------------------------------------------------
  TOTAL                  1,369,580           2,109,212
------------------------------------------------------------
  SHARES REDEEMED         (412,823)           (563,399)
============================================================
  NET INCREASE             956,757           1,545,813
------------------------------------------------------------

------------------------------------------------------------------
                               SEFTON CALIFORNIA TAX FREE FUND
                           FOR THE YEAR ENDED FOR THE PERIOD ENDED
                             MARCH 31, 1997    MARCH 31, 1996 (1)
  SHARES SOLD                     624,399          3,592,659
------------------------------------------------------------------
  SHARES REINVESTED                21,827                723
------------------------------------------------------------------
  TOTAL                           646,226          3,593,382
------------------------------------------------------------------
  SHARES REDEEMED              (1,242,645)          (100,630)
==================================================================
  NET INCREASE (DECREASE)        (596,419)         3,492,752
------------------------------------------------------------------


------------------------------------------------------------
                            SEFTON EQUITY VALUE FUND
                     FOR THE YEAR ENDED FOR THE PERIOD ENDED
                       MARCH 31, 1997    MARCH 31, 1996 (1)
  SHARES SOLD            2,774,203           2,535,361
------------------------------------------------------------
  SHARES REINVESTED        195,029               2,800
------------------------------------------------------------
  TOTAL                  2,969,232           2,538,161
------------------------------------------------------------
  SHARES REDEEMED         (146,071)           (104,078)
============================================================
  NET INCREASE           2,823,161           2,434,083
------------------------------------------------------------


(1) Fund commenced investment operations April 3, 1995.

NOTE 3 - INVESTMENT ADVISORY FEES, ADMINISTRATION FEES AND OTHER RELATED PARTY TRANSACTIONS

  Each Fund has entered into an Investment Advisory Agreement with Sefton Capi-tal Management, Inc. ("Investment Adviser"). Pursuant to its advisory agreement with the Funds, the Investment Adviser is entitled to an advisory fee, computed daily and payable monthly at an annual rate of .60%, .60%, and 1.00% of the daily average net assets for the Sefton U.S. Government Fund, Sefton California Tax Free Fund, and Sefton Equity Value Fund, respectively. Sefton Capital Man-agement, Inc. voluntarily waived a portion of its advisory fee for the year ended March 31, 1997. Mr. Harley K. Sefton, President and CEO of the Investment Adviser, is responsible for the day to day management of the Funds. As of March 31, 1997, affiliates of the Funds own 97%, 98%, and 95% of the Sefton U.S. Gov-ernment Fund, Sefton California Tax Free Fund, and Sefton Equity Value Funds' shares outstanding, respectively.

  On January 1, 1997, ALPS Mutual Funds Services, Inc. ("ALPS") resigned as Ad-ministrator and each of the Funds entered into an Administrative Services Con-tract with BISYS Fund Services ("BISYS" or "Administrator"). The Administrator is entitled to receive a fee from the Funds for its services computed daily and payable monthly, at an annual rate of .20% of each Funds average daily net as-sets. Both ALPS and BISYS voluntarily waived a portion of the administration fees for the year ended March 31, 1997. ALPS and BISYS assisted in each of the Fund's administration and operations, including providing office space and var-ious legal and accounting services in connection with the regulatory require-ments applicable to each Fund.

  Certain Trustees and officers of the Funds are also members and/or officers of Sefton Capital Management and BISYS. All affiliated and access persons, as defined in the 1940 Act, follow strict guidelines and policies on personal trading as outlined in the Trust's Code of Ethics.

  Trustees and officers of the Funds who are affiliated persons receive no com-pensation from the Funds. Trustees who are not interested persons of the Trust, as defined in the 1940 Act, collectively received compensation and reimburse-ment of expenses of $1,822, $3,856, and $3,834 from the Sefton U.S. Government Fund, Sefton California Tax Free Fund, and Sefton Equity Value Fund, respec-tively, for the year ended March 31, 1997.

NOTE 4 - UNREALIZED GAINS AND LOSSES ON INVESTMENTS

  As of March 31, 1997:

                                         SEFTON         SEFTON       SEFTON
                                     U.S. GOVERNMENT  CALIFORNIA     EQUITY
                                          FUND       TAX FREE FUND VALUE FUND
                                     --------------- ------------- -----------
Gross Appreciation (excess of value
 over cost)                             $ 141,836      $668,058    $ 8,008,981
Gross Depreciation (excess of cost
 over value)                             (302,800)      (95,640)    (1,559,365)
-------------------------------------------------------------------------------
Net Unrealized
 Appreciation/(Depreciation)            $(160,964)     $572,418    $ 6,449,616
===============================================================================

NOTE 5 - FEDERAL INCOME TAX

  Net investment income distributions and capital gains distributions are de-termined in accordance with income tax regulations which may differ from gener-ally accepted accounting principles. These differences are due to differing treatments for items such as deferral of wash sale losses, foreign currency transactions, net operating losses and capital loss carry for-wards. In accordance with SOP 93-2, permanent items identified in the year ended March 31, 1997, have been reclassified among the components of net assets as follows:

                                 UNDISTRIBUTED   UNDISTRIBUTED
                                 NET INVESTMENT   NET REALIZED   PAID-IN
                                     INCOME     GAINS AND LOSSES CAPITAL
                                 -------------- ---------------- -------
Sefton U.S. Government Fund         $34,870         $(34,870)    $     -
-------------------------------------------------------------------------
Sefton California Tax Free Fund       2,975              139      (3,114)
-------------------------------------------------------------------------
Sefton Equity Value Fund             12,797          (12,797)          -
=========================================================================

  At March 31, 1997, Sefton U.S. Government Fund had a capital loss carry for-ward of $35,085 which expires 3/31/05. The carry forward will reduce the Fund's taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of the dis-tributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal tax.

  Additionally, net capital losses of $41,193 attributable to security transac-tions of the Sefton U.S. Government Fund occurring after October 31, 1996, were treated as arising on April 1, 1997, the first day of the Fund's next taxable year.

NOTE 6 - SHAREHOLDER TAX INFORMATION (UNAUDITED)

  Certain tax information regarding the Sefton Funds Trust is required to be provided to shareholders based upon each Fund's income and distribution for the taxable year ended March 31, 1997. The information and distributions reported herein may differ from the information and distributions taxable to the share-holders for the calender year ended December 31, 1996.

  During the fiscal year ended March 31, 1997, 97% of the dividends paid by the Sefton California Tax Free Fund from net investment income should be treated as tax-exempt dividends and 16% of the dividends paid by the Sefton Equity Value Fund from net investment income qualify for the corporate dividends received deduction.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees and Shareholders
 of Sefton Funds Trust

In our opinion, the accompanying statements of assets and liabilities, includ-ing the statements of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Sefton U.S. Government Fund, Sef-ton California Tax Free Fund, and Sefton Equity Value Fund (constituting Sefton Funds Trust, hereafter referred to as the "Trust") at March 31, 1997, the re-sults of each of their operations for the year then ended, and the changes in each of their net assets and financial highlights for each of the periods indi-cated, in conformity with generally accepted accounting principles. These fi-nancial statements and financial highlights (hereafter referred to as "finan-cial statements") are the responsibility of the Trust's management; our respon-sibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and per-form the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presenta-tion. We believe that our audits, which included confirmation of securities at March 31, 1997 by correspondence with the custodian and the application of al-ternative auditing procedures for unsettled security transactions, provide a reasonable basis for the opinion expressed above.

/s/ Price Waterhouse LLP

Price Waterhouse LLP
Denver, Colorado
May 22, 1997

Trustees And Officers

Sefton Funds

Board of Trustees
-----------------

Harley K. Sefton++              Chairman of the Board;
                                Chairman, President and Chief Executive Officer,
                                Sefton Capital Management, Inc.

Grace Evans Cherashore*+        Chief Executive Officer,
                                Bahai and Catamaran Hotels

Gordon T. Frost, Jr.*+          President/General Manager,
                                Frost Hardwood Lumber Company.

John J. Pileggi*+               Senior Managing Director
                                Furman Selz, Inc.

                                *    Member of Audit Committee
                                +    Member of Nominating Committee
                                ++   Trustee who is an "interested person" of
                                     the Trust as that term is defined in the Investment Company Act of 1940


Officers
--------

Harley K. Sefton                Chairman of the Board and President

Thomas C. Bowden                Vice President

Alan A. Lordi                   Vice President

Ted J. Piorkowski               Vice President

Leif O. Sanchez                 Vice President

Lani Capossere                  Vice President and Secretary

Irimga McKay                    Assistant Secretary

Alaina Metz                     Assistant Secretary

Tom Line                        Vice President and Treasurer

Greg Maddox                     Assistant Treasurer

Frank Deutchki                  Assistant Treasurer


The views expressed in this report are those of the funds' portfolio managers as of the date specified, and may not reflect the views of the portfolio managers on the date they are first published or at any time thereafter. The views expressed in this report are intended to assist shareholders of the Sefton Funds in understanding their investment in the funds and do not constitute investment advice: investors should consult their own investment professionals as to their individual investment programs.

Sefton Capital Management, the investment adviser to the Sefton Funds, is a privately owned registered investment adviser.

This material must be accompanied or preceded by a prospectus. For more complete information about the Sefton Funds, including charges and expenses, obtain a prospectus from BISYS Fund Services, Inc., Member NASD, 3435 Stelzer Road, Columbus, Ohio 43219-3035, or call toll free 1-800-524-2276. Read the prospectus carefully before investing or sending money.

Investment Adviser
Sefton Capital Management
2550 Fifth Avenue, Suite 808
San Diego, California 92103

Administrator, Distributor and Transfer Agent
BISYS Fund Services
3435 Stelzer Road
Columbus, Ohio 43219-3035

Custodian
State Street Bank and Trust Company
P. O. Box 8521
Boston, Massachusetts 02266-8521

Legal Counsel
Baker & McKenzie
805 Third Avenue, 30th Floor
New York, New York 10022

Independant Accountants
Price Waterhouse LLP
950 Seventeenth Street, Suite 2500
Denver, Colorado 80202


For More Information Call
Sefton Funds 1-800-524-2276



These funds are not insured by Sefton Capital
Management, the FDIC or any other insurer.




SFT-0004                    5/97